ITEM 12 (B).  EXHIBITS.


                            SECTION 906 CERTIFICATION

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:            USAA MUTUAL FUNDS TRUST

         Intermediate-Term Bond Fund                 Science & Technology Fund
         First Start Growth Fund                     Income Stock Fund
         Short-Term Bond Fund                        Growth & Income Fund
         Aggressive Growth Fund                      Income Fund
         Growth Fund                                 Money Market Fund
         Capital Growth Fund                         Value Fund
         High-Yield Opportunities Fund               Small Cap Stock Fund


In connection with the Annual Reports on Form N-CSR/A (Reports) of the above-named issuer for the Funds listed above for the period ended July 31, 2007, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.


Date:  02/21/2008                              /S/ CHRISTOPHER W. CLAUS
       -----------                             -------------------------
                                                   Christopher W. Claus
                                                   President

                            SECTION 906 CERTIFICATION

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:            USAA MUTUAL FUNDS TRUST

       Intermediate-Term Bond Fund                 Science & Technology Fund
       First Start Growth Fund                     Income Stock Fund
       Short-Term Bond Fund                        Growth & Income Fund
       Aggressive Growth Fund                      Income Fund
       Growth Fund                                 Money Market Fund
       Capital Growth Fund                         Value Fund
       High-Yield Opportunities Fund               Small Cap Stock Fund


In connection with the Annual Reports on Form N-CSR/A (Reports) of the above-named issuer for the Funds listed above for the period ended July 31, 2007, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.



Date:  02/21/2008                                        /S/ DEBRA K. DUNN
       ----------                                        ------------------
                                                          Debra K. Dunn
                                                          Treasurer